Retrophin

Manchester Pharmaceuticals Acquisition
February 13, 2013

Retrophin

Forward-Looking Statements

This presentation contains forward-looking statements, including statements about our prospects, competitive position, regulatory filings and agency actions, and the anticipated development, timing, data readouts and therapeutic scope of programs in our clinical pipeline. These forward-looking statements may be accompanied by such words as "anticipate," "believe," "estimate," "expect," "forecast," "intend," "may," "plan," "project," "target," "will" and other words and terms of similar meaning. You should not place undue reliance on these statements.

These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements, including the safety and efficacy of our product candidates, product competition, the occurrence of adverse safety events with our products, adverse market and economic conditions, our dependence on collaborations and other third parties over which we may not always have full control, failure to comply with government regulation, our ability to protect our intellectual property rights, and have sufficient rights to market our products and services together with the cost of doing so, problems with our manufacturing processes and our reliance on third parties, our ability to attract and retain qualified personnel, our level of indebtedness, environmental risks, change of control provisions in our collaborations and the other risks and uncertainties that are described in the Risk Factors section of our most recent annual or quarterly report and in other reports we have filed with the SEC.

These statements are based on our current beliefs and expectations and speak only as of the date of this presentation. We do not undertake any obligation to publicly update any forward-looking statements.

Acquisition – Manchester Pharmaceuticals

Chenodal	Gallstones
Chenodal	Cerebrotendinous xanthomatosis
Vecamyl	Hypertension
Vecamyl	Rage Disorders


Pre-clinical
Phase I
Phase II
Phase III
Market
Orphan Drug Designation

Overview

- Retrophin to acquire Manchester Pharmaceuticals
  - Privately-held specialty pharmaceutical company with two FDA-approved products
    - Chenodal® (chenodeoxycholic acid)
    - Vecamyl® (mecamylamine)

- $62.5m purchase price
  - $29.5m paid upfront
  - Remaining payments to be delivered over 2014
  - Ongoing royalty on sales

- Highly accretive acquisition creates a fully-integrated specialty pharmaceutical company focused on catastrophic diseases

Chenodal® (chenodeoxycholic acid)

- Chenodal (CDCA) is a synthetic bile acid approved for the treatment of gallstones, but…

- …usage is exclusively in **cerebrotendinous xanthomatosis (CTX)**
  - CDCA is the standard of care for CTX
  - Chenodal is the only FDA-approved formulation of CDCA in the U.S.
    - Manchester received FDA approval of Chenodal in 2009

- Chenodal received Orphan Status for CTX in 2010

- Retrophin will file for approval in CTX in 2014

- Pricing for Chenodal is ~$110,000 per patient per year
  - Retrophin believes there is upside to this price and will increase price to accommodate product expansion and patient identification efforts



Manchester Pharmaceuticals, Inc.
CHENODAL

Cerebrotendinous Xanthomatosis (CTX)

- Inborn error (autosomal recessive) of metabolism
  - Mutation in CYP27A (sterol-27-hydroxylase)
    - This enzyme converts cholesterol to CDCA
    - CDCA binds to FXR and downregulates CYP7A1, which generates bile acids from cholesterol
    - Patients with CTX mutations cannot make CDCA and therefore CYP7A1 is upregulated which causes accumulation of toxic substrates such as cholestanol



CTX patients have no CYP27A1
CTX patients make no CDCA which is a FXR agonist
cholesterol
HO
CYP27A1
27-OHC
Several
CDCA
OH
FXR
CYP7A1
7a-hydroxy-cholesterol
Several
cholestanol
FXR normally downregulates CYP7A1, but without CDCA, CTX patients have runaway CYP7A1 expression and accumulate toxic cholestanol
Cholestanol is toxic and accumulates in CTX patients
CTX patients cannot activate FXR

Cerebrotendinous Xanthomatosis (CTX)

- CTX is a very difficult diagnosis to make
  - CTX patients begin life with neonatal cholestatic jaundice and refractory diarrhea
    - These common, non-critical and non-specific symptoms rarely lead to a CTX diagnosis
  - Disease progression then occurs with juvenile cataracts, tendon xanthomas (lipid deposition) and neurological deterioration (motor dysfunction, intellectual disabilities)
    - 95-97% of CTX patients have neurological symptoms at diagnosis
  - The disease can be lethal without Chenodal treatment

CTX Epidemiology

- Due to the underdiagnosis of CTX, epidemiology data are limited
  - Published speculation of 1/1,000,000 to 1/50,000 prevalence
- Retrophin believes there are at least 500 - 1,000 U.S. CTX patients
  - Currently <5% - 10% are diagnosed / treated
- Retrophin believes that many CTX patients are **misdiagnosed** due to a lack of awareness and variable and non-specific presentation
  - An in-house survey of 5 KOLs who treat CTX patients estimate the incidence to be much higher than patients who are currently dosed
- Retrophin is confident that doctor awareness, newborn genetic screening and establishing a patient registry will rapidly identify more patients in the US and ROW

Chenodal in CTX

- Chenodal replacement therapy is functionally curative for CTX patients
  - Measured by serum cholestanol
  - Healthy patients have little-to-no serum cholestanol
  - After Chenodal treatment, cholestanol drops ~98%
- Chenodal was never subjected to a clinical trial for CTX given its off-label discovery of efficacy
  - We believe a clinical trial would be unethical
  - Standard-of-care-status is unquestioned



A.
B.
C.
D.



Fig 2. Cerebellar atrophy and hyperintense sign in dentate nuclei and adjacent cerebellar white matter on T2-weight RMI images (arrow), for a patient with cerebrotendinous xanthomatosis.

Chenodal Pricing

- Price per patient per year (PPPY)
  - Wall Street focuses on this
- % of healthcare spend
  - Insurers focus on this

	US Revenue	Cost to HMO	Annual Cost / Life Covered	% of HMOs drug spend	PPPY	Generic Alternative?
Humira	6,668	1,000	24.40	1.334%		YES
Abilify	6,076	911	22.23	1.215%		YES
Januvia	3,120	468	11.41	0.624%		YES
Soliris	560	84	2.05	0.112%	450,000	NO
Fabrazyme	267	40	0.98	0.053%	300,000	NO
Cerezyme	239	36	0.87	0.048%	300,000	NO
Kalydeco	200	30	0.73	0.040%	307,236	NO
Myozyme	168	25	0.61	0.034%	600,000	NO
Elaprase	150	23	0.55	0.030%	500,000	NO
Vpriv	100	15	0.37	0.020%	300,000	NO
Naglazyme	50	8	0.18	0.010%	750,000	NO
Chenodal	5	1	0.02	0.001%	113,520	NO
Total Ultra-Premium Price Segment				**0.348%**		

Global Opportunity

- Current supply of the only other available chenodeoxycholic acid product is limited to ROW markets and is spotty
  - Several product availability complaints
- Retrophin believes a large international opportunity exists
  - At least 1,000 international patients undiagnosed, untreated and without an alternative product
- ROW revenue is usually 50-90% of total revenue for most orphan drugs
  - Zero ROW revenue today
  - Retrophin targets at least 50% ROW revenue long-term

Intellectual Property

- Retrophin will seek FDA approval for Chenodal in CTX this year
  - Expect rapid approval and 7-year orphan status
- Centric specialty pharmacy distributor
  - Closed distribution system does not allow for generics to access product for bioequivalence study
    - ANDA filings are impossible unless generic company illegally penetrates specialty distributor
    - Recent *Celgene v. Lannett* case establishes precedent
- Retrophin plans to develop a once-a-day chenodeoxycholic acid and remove Chenodal from distribution at the appropriate time

Other Indications

- FXR agonism has become a popular MOA and reaches across several therapeutic areas including hepatology and nephrology
- Possible additional indications for Chenodal include primary biliary cirrhosis (PBC) and nonalcoholic steatohepatitis (NASH)



O
OH
H_3C
CH_3
CH_3
H
H
H
HO
OH
CH_3

Obeticholic acid (OCA)



O
OH
H
H
H
HO
OH
H

Chenodeoxycholic acid (CDCA)

Vecamyl®

- Vecamyl has exhibited strong growth since its reintroduction to the market with no marketing
  - Retrophin is aware of off-label use in rage associated with autism spectrum disorder
- Retrophin plans to continue to make Vecamyl available but does not intend to engage in any marketing or promotional activities



Manchester Pharmaceuticals
vecamyl
(Mecamylamine HCl Tablets, USP) 2.5 mg
Rx only
100 Tablets

Forecasts

- 2014 revenue guidance of $10 - $12 million
- 2015 revenue guidance of $19 - $21 million
- Manchester EBITDA margins of 75-80%
- Potential peak sales of $100-$250 million

We estimate NPV of acquisition of Manchester of at least ~$10 per Retrophin share

Thank You!

Retrophin